CONTINGENCIES	3 Months Ended
Mar. 31, 2020
CONTINGENCIES
CONTINGENCIES

31. CONTINGENCIES

In the ordinary course of business, the Group is from time to time involved in legal proceedings and litigations. In January 2019, one competitor of the Group filed lawsuits against the Group relating to disputes with respects to unfair competition and infringement, respectively. During 2019, two putative securities class actions were brought up on behalf of a group of persons who allegedly suffered damages as a result of alleged misstatements and omissions in certain disclosure documents in connection with the Company’s initial public offering in June 2018. So far, these two class actions have remained at their preliminary stage, respectively. And based on current available information, the Group does not believe that the ultimate outcome of any unresolved matter, individually and in aggregate, is reasonably possible to be estimated or have a material adverse effect on the Group’s consolidated financial statements. However, litigations are subject to inherent uncertainties and the Group’s view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of loss can be reasonable estimated. No accrual has been recorded by the Group as of December 31, 2019, and March 31, 2020, respectively, with respects to these cases, due to the fact that the Group is unable to reasonably estimate any possible losses or any range of the possible losses at this stage.

During 2017 and 2019, one competitor of the Group filed two lawsuits against the Group relating to disputes with respect to trademarks and infringement. These two cases were settled between the Company and the competitor subsequently in June 2020 for RMB 6.6 million. The Company accrued RMB 6.6 million as of March 31, 2020.